SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2001


                        ALMOST COUNTRY PRODUCTIONS, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)


          Nevada                        000-28339              84-1398342
-----------------------------        ----------------        --------------
(State or other Jurisdiction           (Commission          (I.R.S. Employer
Incorporation or Organization)            File No.)        Identification No.)


             170 South Main Street #1050, Salt Lake City, Utah 84101
             -------------------------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number including Area Code: (801) 536-5000


             7050 Union Park Avenue, Suite 600, Midvale, Utah 84047
             ------------------------------------------------------
             Former name, former address and former fiscal year, if
                           changed since last report.

Item 7. Financial Statements and Exhibits

         This Form 8-K/A is being filed to include the financial statements and pro forma financial information omitted from the current report on Form 8-K filed on March 30, 2001.

         (a) Financial Statements of Business Acquired.

         The required financial statements of Real Estate Federation, Inc. ("REF") for the periods specified in Rule 3-05(b) of Regulation S-X are included herein.

         (b) Pro Forma Financial Information.

         The pro forma financial statements of Almost Country Productions, Inc. (the "Company") required pursuant to Article 11 of Regulation S-X, are included herein.

         The pro forma data is presented for informational purposes only and may not be indicative of future results of operations and the future financial position of the Company. The pro forma financial information should be read in conjunction with the historic financial statements of the Company and notes thereto.

         (c) Exhibits.

         The following document related to the stock purchase agreement between the Company and REF is being filed as an exhibit to this Form 8-K/A:

      Exhibit No.                      Title of Document
      -----------                      -----------------
         2.1 Stock Purchase Agreement between Almost Country Productions, Inc. and Real Estate Federation, Inc. dated as of March 15, 2001

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          REGISTRANT:

                                          ALMOST COUNTRY PRODUCTIONS, INC.


Date: May 30, 2001                        By  /s/ Thomas E. Wright
                                             ----------------------------------
                                              Thomas E. Wright, President and
                                              Chief Executive Officer

                   REAL ESTATE FEDERATION, INC. AND SUBSIDIARY
                          (A Development Stage Company)

                 CONSOLIDATED FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                DECEMBER 31, 2000

                                 C O N T E N T S



                                                                    Page

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                   F-3

CONSOLIDATED FINANCIAL STATEMENTS

    BALANCE SHEET                                                    F-4

    STATEMENT OF OPERATIONS                                          F-5

    STATEMENT OF STOCKHOLDERS' EQUITY                                F-6

    STATEMENT OF CASH FLOWS                                          F-7

    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                       F-8

                             REPORT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

The Directors and Stockholders of
Real Estate Federation, Inc.


We have audited the accompanying consolidated balance sheet of Real Estate Federation, Inc. and Subsidiary (a development stage company) as of December 31, 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for the period from September 1, 2000 (inception) through December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Real Estate Federation, Inc. and Subsidiary as of December 31, 2000, and the consolidated results of their operations and their consolidated cash flows for the period from September 1, 2000 (inception) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has generated net losses of $325,326 from September 1, 2000 (inception) through December 31, 2000. In addition, the Company has limited operating capital with current liabilities exceeding current assets by $26,335 and limited revenue from inception through December 31, 2000. Realization of a major portion of the assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations (Note B). These factors raise substantial doubt about the Company's ability to continue as a going concern.

As discussed in Note A, the Company has been in the development stage since its inception on September 1, 2000.

/s/ Grant Thornton LLP

Salt Lake City, Utah
April 4, 2001

                        CONSOLIDATED FINANCIAL STATEMENTS


                   Real Estate Federation, Inc. and Subsidiary
                          (A Development Stage Company)

                           CONSOLIDATED BALANCE SHEET
                                December 31, 2000

                                     ASSETS
CURRENT ASSETS
    Cash                                                                                               $       5,110
    Accounts receivable, no allowance deemed necessary                                                        20,500
    Employee receivable                                                                                        6,500
    Prepaid expenses                                                                                           2,326
                                                                                                       --------------
             Total current assets                                                                             34,436

PROPERTY AND Equipment, at cost, net (Notes C and D)                                                         125,146

Other assets                                                                                                   9,232
                                                                                                       --------------
                                                                                                       $     168,814
                                                                                                       ==============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Trade accounts payable (Note F)                                                                    $      28,702
    Accrued payroll                                                                                            9,374
    Current maturities of capital leases (Note D)                                                             22,695
                                                                                                       --------------
             Total current liabilities                                                                        60,771

LONG-TERM LIABILITIES
    Capital lease obligations, less current maturities (Note D)                                               48,069

COMMITMENTS AND CONTINGENCIES (Notes D, F, G and H)                                                                -

STOCKHOLDERS' EQUITY (Note H)
    Common stock, $0.001 par value; 10,000,000 shares
      authorized, issued and outstanding                                          $      10,000
    Additional paid-in capital                                                        2,480,800
    Stock subscriptions receivable                                                   (2,105,500)
    Deficit accumulated during the development stage                                   (325,326)
                                                                                  -------------
             Total stockholders' equity                                                                       59,974
                                                                                                       --------------
                                                                                                       $     168,814
                                                                                                       ==============

         The accompanying notes are an integral part of this statement.

                   Real Estate Federation, Inc. and Subsidiary
                          (A Development Stage Company)

                      CONSOLIDATED STATEMENT OF OPERATIONS
        For the period September 1, 2000 (inception) through December 31, 2000

Revenue                                                                                                $      63,183

Operating expenses

    Salaries                                                                      $     208,030
    Marketing                                                                            41,828
    Technology development and website design                                            28,716
    Other                                                                                26,954
    Photography services                                                                 24,777
    Consulting services                                                                  24,000
    Employee benefits                                                                     9,764
    Rent                                                                                  9,232
    Depreciation and amortization                                                         8,338
    Travel                                                                                5,338              386,977
                                                                                  -------------        -------------

             Operating loss                                                                                 (323,794)

Other expense - interest                                                                                       1,532
                                                                                                       -------------

             Loss before income taxes                                                                       (325,326)

Income taxes (Note E)                                                                                              -
                                                                                                       -------------

             NET LOSS                                                                                  $    (325,326)
                                                                                                       =============

         The accompanying notes are an integral part of this statement.

                   Real Estate Federation, Inc. and Subsidiary
                          (A Development Stage Company)

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

        For the period September 1, 2000 (inception) through December 31, 2000

                                                                                                     Deficit
                                                                                                   accumulated
                                           Common stock            Additional         Stock         during the
                                   ---------------------------       paid-in      subscriptions    development
                                       Shares         Amount         capital       receivable         stage          Total
                                   --------------   ----------    ------------   --------------   -------------   -----------
Balance at September 1, 2000
   (inception)                                 -    $       -     $         -    $          -     $          -    $       -

Issuance of common stock (Note G)     10,000,000       10,000       2,495,500      (2,505,500)               -            -

Payment received on common stock
   subscriptions                               -            -         (14,700)        400,000                -      385,300

Net loss for the period                        -            -               -               -         (325,326)    (325,326)
                                   --------------   ----------    ------------   --------------   -------------   -----------
Balance at December 31, 2000          10,000,000    $  10,000     $ 2,480,000    $ (2,105,500)    $   (325,326)   $  59,974
                                   ==============   ==========    ============   ==============   =============   ===========

         The accompanying notes are an integral part of this statement.

                   Real Estate Federation, Inc. and Subsidiary
                          (A Development Stage Company)

                      CONSOLIDATED STATEMENT OF CASH FLOWS
        For the period September 1, 2000 (inception) through December 31, 2000


Increase (decrease) in cash
    Cash flows from operating activities
       Net loss                                                                                        $    (325,326)
       Adjustments to reconcile net loss to net cash
         used in operating activities
             Depreciation and amortization                                                                     8,338
             Changes in assets and liabilities
                Accounts receivable                                                                          (20,500)
                Employee receivable                                                                           (6,500)
                Prepaid expenses                                                                              (2,326)
                Other assets                                                                                  (9,232)
                Trade accounts payable                                                                        28,702
                Accrued payroll                                                                                9,374
                                                                                                       -------------
                  Total adjustments                                                                            7,856
                                                                                                       -------------
                  Net cash used in
                    operating activities                                                                    (317,470)
                                                                                                       -------------

    Net cash flows from investing activities -
       Purchase of property and equipment                                                                    (56,445)
                                                                                                       -------------

    Cash flows from financing activities
       Net payment received on common stock subscriptions                                                    385,300
       Principal payments on capital lease obligations                                                        (6,275)
                                                                                                       -------------

                  Net cash provided by
                    financing activities                                                                     379,025
                                                                                                       -------------

                  Net increase in cash                                                                         5,110

Cash at beginning of period                                                                                        -
                                                                                                       -------------
Cash at end of period                                                                                  $       5,110
                                                                                                       =============

Supplemental disclosures of cash flow information
    Cash paid during the period for
       Interest                                                                                        $       1,532
       Income taxes                                                                                                -

Noncash investing and financing activities
    Capital lease obligations of $77,039 for equipment acquisitions were incurred during the period.

         The accompanying notes are an integral part of this statement.

                   Real Estate Federation, Inc. and Subsidiary
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     For the period September 1, 2000 (inception) through December 31, 2000


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

         1. Organization and business activity

         Real Estate Federation, Inc., (the Company) is a Utah corporation organized on September 1, 2000. The Company was established to provide a new technology for the real estate market that enhances the use of the Internet in the home-buying process. The technology allows potential homebuyers to search for real estate properties from all participating real estate brokers' listings. Xvariant, Inc. (a wholly-owned subsidiary) designs web sites for real estate brokers.

         At December 31, 2000, the Company was considered a development stage company as its activities had principally been related to market analysis, capital raising, development and other business planning activities and as such the Company had limited revenue from its planned principal operations.

         2. Principles of consolidation

         The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Xvariant, Inc. (Xvariant). The outstanding shares of Xvariant were contributed to the Company on September 1, 2000. At that time, Xvariant had limited assets and liabilities. All significant intercompany accounts and transactions have been eliminated in consolidation.

         3. Use of estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from those estimates.

         4. Revenue recognition

         As of December 31, 2000, the Company had yet to generate revenue relating to its principal operations. Xvariant recognizes revenue from services rendered as they are performed.

         5. Depreciation and amortization

         Property and equipment are stated at cost. Depreciation and amortization are provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives. Leased property under capital leases and leasehold improvements are amortized over the shorter of the lives of the respective leases or over the service lives of the asset. The straight-line method of depreciation is followed for financial reporting purposes. Accelerated methods of depreciation are used for tax purposes.

         6. Fair value of financial instruments

         The carrying value of the Company's cash, receivables, trade accounts payable and accrued payroll approximate their fair values due to their short-term nature.

         7. Income taxes

         The Company utilizes the liability method of accounting for income taxes. Under the liability method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recorded, when it is more likely than not that such tax benefits will not be realized.

         8. Concentrations

         All of the accounts receivable as of December 31, 2000 and 94 percent of the revenue for the period September 1, 2000 (inception) through December 31, 2000 originated with one customer.

         9. Advertising costs

         Advertising and marketing costs are expensed as incurred.

NOTE B - REALIZATION OF ASSETS

         The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company has sustained a net loss from operations in the period September 1, 2000 (inception) through December 31, 2000 of $325,326. Current liabilities exceed current assets by $26,335 at December 31, 2000. The Company is a development stage enterprise and has not yet generated significant revenue from inception through December 31, 2000.

         In view of the matters described in the preceding paragraph, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued
         operations of the Company, which in turn is dependent upon the Company's ability to meet its current obligations on a continuing
         basis,  to  obtain  financing,   to  acquire  additional  capital  from
         investors, and to succeed in its future operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

         The Company believes that with the capital provided by the subscription agreements and with planned operations, it will be able to achieve profitable operations.

NOTE C - PROPERTY AND EQUIPMENT

         Property and equipment, at cost, and estimated useful lives are as follows:

                                                           2000          Years
                                                       -----------      -------
           Furniture and fixtures                      $   16,695          4
           Exhibit booth                                   25,644          4
           Equipment                                       91,145          3
                                                       -----------
                                                          133,484

           Less accumulated depreciation and
             amortization                                    8,338
                                                       -----------
                                                       $   125,146
                                                       ===========

         Included in equipment is $77,039 of equipment under capital leases, with accumulated depreciation of $5,284 at December 31, 2000.

NOTE D - LONG-TERM OBLIGATIONS

         The  Company  leases  office  space  under  long-term  operating  lease agreements and leases equipment under long-term capital lease agreements. Minimum rentals on capital leases have been capitalized at the cost of the leased equipment or the present value of the rentals at the inception of the leases and the obligation for such amounts recorded as liabilities. Amortization of the capitalized assets, which is included in depreciation and amortization expense, is computed on the straight-line basis over the life of the asset or the lease term, whichever is shorter, and interest expense is accrued on the basis of the outstanding lease obligations.

         Future minimum lease payments under capital and operating leases are as follows:

                                                         Capital      Operating
                                                          leases        leases
                                                       -----------   -----------
         Year ending December 31,
           2001                                        $   30,519    $    55,391
           2002                                            30,519         55,391
           2003                                            23,620         46,159
           Thereafter                                           -              -
                                                       -----------   -----------
           Total minimum lease payments                    84,658    $   156,941
                                                                     ===========

           Less amount representing interest               13,894
                                                       -----------

           Present value of net minimum lease payments     70,764

           Less current maturities                         22,695
                                                       -----------
                                                       $   48,069
                                                       ===========


NOTE E - INCOME TAXES

         The provision for income taxes for the period ended December 31, 2000 consisted of the following:

               Current
                   Federal                              $         -
                   State                                          -

               Deferred                                           -
                                                         -----------
                            Total                       $         -
                                                         ===========

         The reported total income tax is different than the amount computed by applying the statutory Federal income tax rate of 34 percent to the loss before income taxes as follows:

             Benefit at statutory rates                          $(111,000)
             Increase in valuation allowance                       122,000
             State tax benefit - net of Federal effect             (11,000)
                                                                 ----------
                          Total                                  $       -
                                                                 ==========

         In accordance with SFAS No. 109, the deferred tax assets and liabilities as of December 31, 2000, are comprised of the estimated future tax provision (benefit) due to different financial reporting and income tax basis related to:

             Deferred tax assets
                 Net operating loss carryforward                  $   122,000
             Valuation allowance                                     (122,000)
                                                                  ------------
                          Net deferred tax asset                  $         -
                                                                  ============

         The Company has sustained net operating losses in the period presented. There were no deferred tax assets or income tax benefits recorded in the financial statements for net deductible temporary differences or net operating loss carryforwards because the likelihood of realization of the related tax benefits cannot be established. Accordingly, a valuation allowance has been recorded to reduce the net deferred tax asset to zero and consequently, there is no income tax provision or benefit for the period presented. The increase in the valuation allowance was $122,000 for the period ended December 31, 2000.

         As  of  December  31,  2000,   the  Company  had  net  operating   loss
         carryforwards for tax reporting purposes of approximately $310,000 expiring through 2020.

NOTE F - RELATED PARTY TRANACTIONS

         The Company entered into an agreement on September 1, 2000 with an attorney to provide legal and other consulting services. The attorney is also a shareholder of the Company. The agreement stipulates monthly payments of $3,500 for a term of five years with an option to renew for an additional two-years. The base consulting fee is subject to a yearly increase of 10 percent or a cost of living adjustment whichever is greater. Consulting fees paid in conjunction with this agreement totaled $14,000 for the period from September 31, 2000 (inception) through December 31, 2000. Included in accounts payable at December 31, 2000 is approximately $4,500 of amounts payable to the attorney.

         The Company also entered into a consulting agreement with another shareholder, Applied Technologies Consulting (ATC). Under the agreement, ATC will provide business and financial advisory services for the Company for a monthly consulting fee of $5,000. The agreement was entered into August 31, 2000 and extends for a period of three years. The consulting fee for the first two months of the contract was waived by ATC. Total consulting fee expense for the period September 1, 2000 (inception) through December 31, 2000 totaled $10,000. Included in accounts payable at December 31, 2000 is approximately $9,200 of amounts payable to ATC.

         The Company has a Technology Development Agreement and Assignment with two officers of the Company that are also shareholders of the Company. The agreement stipulates that the Company will pay a royalty of three percent of gross revenues (as defined) on all revenues, except those that are directly related to the real estate industry.

NOTE G - COMMITMENTS AND CONTINGENCIES

         The Company has employment agreements with certain officers of the Company. Salaries covered by these agreements total $400,000 annually over the next three years. The agreements also include total bonuses of $550,000 in the first year to $750,000 annually and stock option clauses upon meeting specified business objectives and time requirements.

         The Company entered into subscription agreements totaling $2,505,500 of which $400,000 was received during the period September 1, 2000 (inception) through December 31, 2000, resulting in net cash to the Company of $385,300. The original agreement, representing $2,500,000 of the total, was receivable by the Company based on the following schedule:

               $    50,000    At execution of agreement
               $    50,000    September 30, 2000
               $   150,000    October 30, 2000
               $   150,000    On the last day of each month, thereafter until
                                the full subscription price has been paid

         The $150,000 receivable on December 31, 2000 was received in January of 2001.

         The investor may suspend payments under the agreement in the event that by March 31, 2001, and at all times thereafter the Company has not achieved, and does not continue to achieve monthly net revenues equal to 35 percent of the monthly net revenues set forth in the Company's business plan.

         Under the agreement the investor is entitled to receive a business brokerage commission in consideration of its services in locating businesses with the capacity to fund the Company's business plan. The commission shall be an amount equal to five percent of the first million dollars, four percent of the second million, three percent of the third million, two percent of the fourth million and one percent of all amounts thereafter.

NOTE H - SUBSEQUENT EVENTS

         Effective January 1, 2001, the Company established a 401(k) plan covering all employees that have attained 18 years of age and older and have completed three months of service with the Company. The Company may contribute to the plan at its discretion.

         On March 15, 2001, the Company was acquired by Almost Country Productions. Inc. (the legal acquirer), a Nevada Corporation. The combination of Real Estate Federation, Inc. and Almost Country Productions, Inc. is intended to be recorded as a reverse acquisition of Real Estate Federation, Inc. (the accounting acquirer). After the reverse acquisition there will be 21,121,100 shares of common stock outstanding with approximately 97 percent of those shares being held by former stockholders of the Company.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS

                     For the six months ended March 31, 2001

                                                            Almost
                                                           Country          Real Estate                            Pro forma
                                                         Productions,       Federation,         Pro forma           combined
                                                             Inc.               Inc.           adjustments          balance
                                                       ----------------   ----------------   ----------------   ----------------
Revenues                                               $             -    $       136,925    $             -    $       136,925
                                                       ----------------   ----------------   ----------------   ----------------
Operating expenses                                                   -                  -                  -                  -
General and administrative                                       4,645            691,584                  -            696,229
Interest expense                                                     -              3,905                  -              3,905
                                                       ----------------   ----------------   ----------------   ----------------
                                                                 4,645            695,489                               700,134
                                                       ----------------   ----------------   ----------------   ----------------
Net loss                                              $         (4,645)  $       (558,564)  $              -   $       (563,209)
                                                       ================   ================   ================   ================

Loss per common share
    Basic                                                                                                      $        (0.03)
    Diluted                                                                                                             (0.03)

Weighted-average common and dilutive common
   equivalent shares outstanding
    Basic                                                                                                           21,121,100
    Diluted                                                                                                         21,121,100

        See accompanying notes to unaudited pro forma condensed combined financial statements.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS

                                                                            Real Estate
                                                            Almost          Federation,
                                                           Country           Inc. from
                                                         Productions,       September 1,
                                                             Inc.               2000
                                                           for the          (inception)
                                                          year ended          through                              Pro forma
                                                        September 30,      September 30,        Pro forma           combined
                                                             2000               2000           adjustments          balance
                                                       ----------------   ----------------   ----------------   ----------------
Revenues                                               $           365    $         9,000    $             -    $         9,365
General and administrative                                      20,696             63,321                  -             83,960
                                                       ----------------   ----------------   ----------------   ----------------
Net loss                                               $       (20,331)   $       (54,321)   $             -    $       (74,652)
                                                       ================   ================   ================   ================

Loss per common share
    Basic                                                                                                       $        (0.00)
    Diluted                                                                                                              (0.00)

Weighted-average common and dilutive common
   equivalent shares outstanding
    Basic                                                                                                           21,121,100
    Diluted                                                                                                         21,121,100

        See accompanying notes to unaudited pro forma condensed combined financial statements.

              UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

On March 15, 2001, Almost Country Productions. Inc. (the legal acquirer), a Nevada Corporation (the Company or ACPI) acquired Real Estate Federation (A Development Stage Company) (REF). The combination of Real Estate Federation, Inc. and Almost Country Productions, Inc. has been recorded as a reverse acquisition of Real Estate Federation, Inc. (the accounting acquirer).

The Unaudited Pro Forma Combined Condensed Statements of Operations of the Company for the fiscal year ended September 30, 2000 and the six month period ended March 31, 2001, have been prepared to illustrate the estimated effect of the Real Estate Federation transaction. The Pro Forma Statements of Operations give pro forma effect to the Real Estate Federation transaction as if it had occurred on October 1, 1999. The Pro Forma Statement of Operations for the year ended September 30, 2000 includes the operations of the Company for the year then ended and the consolidated operations of REF from September 1, 2000
(inception) through September 30, 2000. The Pro Forma Statement of Operations for the six months ended March 31, 2001 includes the consolidated operations of REF and its wholly-owned subsidiary, XVariant, Inc. together with the operations of the Company for the six months then ended. A pro forma condensed balance sheet as of March 31, 2001 has not been included due to the fact that the acquisition transaction that occurred on March 15, 2001 is already reflected in the March 31, 2001 balance sheet. This balance sheet is incorporated by reference from the Company's Form 10-QSB for the period ended March 31, 2001. The Pro Forma Financial Statements do not purport to be indicative of the results of operations of the Company that would have actually been obtained had such transaction been completed as of the assumed date and for the periods presented, or which may be obtained in the future. There are no pro forma adjustments that are required in the Pro Forma Statements of Operations for the periods presented.

The unaudited pro forma condensed combined financial statements have been prepared by management of REF based on the financial statements of the Company and REF. These pro forma financial statements should be read in conjunction with the separate historical financial information on both ACPI and REF and the notes thereto included elsewhere or incorporated by reference in this Form 8-KSB.

According to the agreement between ACPI and REF, ACPI issued 20,500,000 shares of common stock to the former holders of equity interests in REF. As a result of this transaction, the former stockholders of REF will own approximately 97 percent of the combined company, while the former stockholders of ACPI will own approximately 3 percent.

The acquisition will be accounted for as a reverse acquisition of ACPI by REF. Although ACPI will be the surviving legal entity, for financial reporting purposes, the entity whose shareholders hold in excess of 50 percent of the combined company, REF will be treated as the continuing accounting entity. The reverse acquisition will be treated as a capital stock transaction in which REF will be deemed to have issued the shares of common stock held by ACPI stockholders for the net assets of REF. No goodwill will be recorded. The costs of the transaction will be charged to stockholders' equity. To the extent the costs of the transaction exceed the net assets acquired from ACPI, the excess will be charged to the statement of operations.